UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

EVERTON CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53511	98-0516425
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

598-999 Canada Place
Vancouver, British Columbia
Canada V6C 3C1		518057
(Address of Principal Executive		(Zip Code)
Offices)

Registrant’s telephone number, including area code: (604) 694-1600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________

Forward Looking Statements

This Form 8-K and other reports filed by Everton Capital Corporation (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant’s Certifying Accountant.

On April 23, 2009, the Company dismissed Malone & Bailey, PC (“Malone & Bailey”) as its principal independent public accountant and engaged Goldman Parks Kurland Mohidin, LLP (“GPKM”) as its new principal independent accountant. This decision was approved by the Board of Directors of the Company. Malone & Bailey audited the Registrant’s financial statements from May 9, 2006 (inception) through February 28, 2009.

During the Company’s two most recent fiscal years and any subsequent interim period through April 23, 2009, there have been no disagreements or reportable events with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused them to make reference thereto in their reports on the financial statements for such year. Malone & Bailey’s report on the Company’s financial statements for the Company’s two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles except that Malone & Bailey’s report on the financial statements of the Company as of and for the year ended August 31, 2008 contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that Everton will continue as a going concern. As discussed in Note 3 to the financial statements, Everton has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Registrant’s most recent two fiscal years, as well as the subsequent interim period through the April 23, 2009, Malone & Bailey did not advise the Company of any of the matters identified in Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

During the Registrant’s most recent fiscal year and the interim period ended April 23, 2009, the Company has not consulted with GPKM regarding any matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation SK.

The Registrant has provided to Malone & Bailey a copy of the disclosures made in this Form 8-K and has requested that Malone & Bailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Malone & Bailey’s letter dated April 23, 2009 is attached to this report as Exhibit 16.1.

Section 5 - Corporate Governance and Management

Item 5.01      Changes in Control of Registrant.

Effective on April 23, 2009, our prior Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, Maryna Bilynska ("Seller"), entered into an agreement for the sale and purchase of securities (the "Agreement") with Mr. Jonathan Woo ("Purchaser"). In accordance with the terms and provisions of the Agreement, Seller sold an aggregate of 5,000,000 shares of our common stock, par value $.00001 per share (the “Common Stock”) held of record, representing approximately 90.89% of the issued and outstanding Common Stock of the Company, to the Purchaser in a private transaction under Section 4 1/2 of the Securities Act of 1933, as amended, for aggregate consideration of $25,000. The shares of Common Stock are restricted securities. The source of funds used by Purchaser was personal funds.

As a result, there has been a change in control of the Company. As of the date of this Current Report, there are 5,501,000 shares of Common Stock issued and outstanding. Thus, the acquisition by Purchaser of the 5,000,000 shares of Common Stock represents an equity interest of approximately 90.89% in the Company. Other than as disclosed above, there are no arrangements or understandings between Seller and Purchaser and their respective agents and associates with respect to election of directors or other matters.

The information required by Item 5.01(a)(8) was previously reported by the Company on its Form 10-K for the period ended August 31, 2008 filed with the Securities and Exchange Commission on December 1, 2008.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on April 23, 2009, the Board of Directors (the "Board") appointed Jonathan Woo as a director of the Company and accepted the resignation of Maryna Bilynska as Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and director of the Company. Ms. Bilynska resigned in order to pursue other interests and did not indicate that her resignation was a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The board appointed Mr. Woo as the Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary.

There are no arrangements, understandings or family relationships between the Company and any other director or executive officer of the Company pursuant to which Mr. Woo was elected as director, nor are there any transactions between Mr. Woo and the Company in which he has a direct or indirect material interest that the Company is required to report pursuant to the rules and regulations of the Securities and Exchange Commission.

As a result of these changes, the Company's Board and executive officer positions are as follows:

Name	Title

Jonathan Woo	Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and sole Director

Biography:

Jonathan Woo.

Mr. Woo is 29 year old and has been an independent business consultant advising companies in strategic development and corporate communications since 2006. From 2004 to 2005 he worked as a deputy director at the GanSu Municipal Government in charge of administrative and corporate liaison. From 1998 to 2003, he was an information services officer at the Chinese military academy. During the same period, he received a Bachelor’s degree in computer information systems from the Chinese College of Higher Education distance program.

Item 9. 01      Financial Statements and Exhibits

(d) Exhibits.

     Exhibit 16.1 Letter of Malone & Bailey, dated April 23, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTON CAPITAL CORPORATION

By: JONATHAN WOO
Name: Jonathan Woo
Title: Chief Executive Officer, President &
Chief Financial Officer

Date: April 23, 2009